UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): March 31, 2005

Nash-Finch Company

(Exact name of Registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-785 (Commission File Number)	41-0431960 (I.R.S. Employer Identification No.)

7600 France Avenue South, Minneapolis, Minnesota (Address of principal executive offices)	55435 (Zip Code)

Registrant’s telephone number, including area code: (952) 832-0534

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets.

      On March 31, 2005, Nash-Finch Company (“Nash Finch”) announced that it completed its previously announced purchase from Roundy’s, Inc. of substantially all of the assets relating to two wholesale food and non-food distribution centers located in Lima, Ohio and Westville, Indiana, the wholesale food and non-food distribution business conducted by Roundy’s out of those distribution centers and an additional leased warehouse, two Pick ‘n Save® grocery stores located in Ironton, Ohio and Van Wert, Ohio and the retail grocery business conducted from those stores, Roundy’s general merchandise and health and beauty care products distribution business involving the customers of the two purchased distribution centers, any inventory at the purchased facilities and all customer contracts related to the purchased facilities. Nash Finch has also assumed certain trade payables, accrued expenses and receivables associated with the assets being acquired, but has not assumed any indebtedness in connection with the acquisition.

      The aggregate purchase price paid was approximately $225 million in cash, and is subject to customary adjustments based upon changes in the net assets of the purchased businesses through the closing date.

      Attached to this Current Report on Form 8-K as Exhibit 99.1 is a copy of the Nash Finch press release dated March 31, 2005.

Item 9.01 Financial Statements and Exhibits.

(a)	Financial statements of the businesses acquired.

The financial statements required by Item 9.01(a) will be filed by amendment as soon as practicable within the time period specified in Item 9.01(a) (4) of Form 8-K.

(b)	Pro forma financial information.

The pro forma financial information required by Item 9.01(b) will be filed by amendment as soon as practicable within the time period specified in Item 9.01(a)(4) of Form 8-K.

(c)	Exhibits.

Exhibit
No.	Description
2.1	Asset Purchase Agreement between Roundy’s, Inc. and Nash-Finch Company, dated as of February 24, 2005 (incorporated by reference to Exhibit 2.1 to the Registrant’s Current Report on Form 8-K filed February 28, 2005 (File No. 0-785)).

99.1	Press release issued by the Registrant, dated March 31, 2005.

SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NASH-FINCH COMPANY
Date: April 6, 2005	By:	/s/ LeAnne M. Stewart
		Name:	LeAnne M. Stewart
		Title:	Senior Vice President and Chief Financial Officer

NASH-FINCH COMPANY
EXHIBIT INDEX TO CURRENT REPORT ON FORM 8-K
DATED MARCH 31, 2005

Exhibit
No.	Description	Method of Filing
2.1	Asset Purchase Agreement between Roundy’s, Inc. and Nash-Finch Company, dated as of February 24, 2005.	Incorporated by reference

99.1	Press release issued by the Registrant, dated March 31, 2005.	Filed herewith electronically

4